Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2013
Summary of Significant Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles.  In the opinion of management, all adjustments consisting of normal recurring accruals considered necessary in order to prepare the financial statements have been included.

Liquidity

During the years ended December 31, 2013 and 2012, the Company suffered recurring losses from operations and had a stockholders deficit of $1,676,307. The Company may raise capital through the sale of equity securities, through the sale of debt securities, or through borrowings from principals and/or financial institutions.  The Company's management believes that actions presently being taken to obtain additional funding provide the opportunity for the Company to continue as a going concern.  However, there can be no assurance that additional financing that is necessary for the Company to continue its business will be available to the Company on acceptable terms, or at all.

In February and March 2013, the Company borrowed an aggregate of $3 million from Forward Investments, LLC, the beneficial owner of more than 10% of the Company's common stock. Such loans are evidenced by  convertible promissory notes that mature on June 30, 2015.

The Company plans to generate cash flow to address liquidity concerns through five potential sources. The first potential source is operating cash flow from its subsidiaries. In addition, the Company will now generate income from the AWS entities for the full fiscal year following its acquisitions of the AWS entities in April 2013.  The second source is from the recently-completed acquisitions of Integration Partners – NY Corportion (“IPC”) in January 2014 and RentVM, Inc. (“RentVM”) in February 2014. See (Note 18. Subsequent Events). The Company expects that these entities will contribute positively to the Company’s consolidated cash flows from operations after they are integrated into the business. The third potential source of generating cash is for the Company to secure a new loan from lenders. The Company recently terminated its receivables loan facility with PNC Bank and incurred a charge of approximately $300,000 in connection with  such termination. The fourth potential source of generating cash flow is through the consummation of the potential acquisitions of the Telco Professional Services and Handset Testing business division (“Telco”) of Tekmark Global Solutions, LLC and VaultLogix, Inc. (“VaultLogix”). Finally, the fifth potential source of generating cash flow is through future equity or debt financings.

PRINCIPLES OF CONSOLIDATION AND ACCOUNTING FOR INVESTMENT IN AFFILIATE COMPANY

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, which include Tropical Communications, Inc. (“Tropical”) (since August 2011), Rives-Monteiro Leasing, LLC (“RM Leasing”) (since October 2011), ADEX (since September 2012), TNS (since September 2012), and AWS (since April 2013).  All inter-company accounts and transactions have been eliminated in consolidation.

The Company consolidates all entities in which it has a controlling voting interest and a variable interest in a variable interest entity (“VIEs”) in which the Company is deemed to be the primary beneficiary.

The consolidated financial statements include the accounts of Rives-Montiero Engineering, LLC ("RM Engineering") (since December 2011), in which the Company owns an interest of 49%.  RM Engineering is a variable interest entity ("VIE") because it meets the following criteria: (i) the entity has insufficient equity to finance its activities without additional subordinated financial support from other parties and the 51% owner guarantees its debt, (ii) the voting rights of some investors are not proportional to their obligations to absorb the expected losses of the legal entity, and (iii) substantially all of the legal entity’s activities  either involve or are conducted on behalf of an investor that has disproportionately few voting rights. The Company has the ability to exercise its call option to acquire the remaining 51% of RM Engineering for a nominal amount and thus makes all significant decisions related to RM Engineering even though it absorbs only 49% of the losses. Additionally, substantially all of the entity’s activities either involve or are conducted on behalf of the entity by the 51% holder of RM Engineering.

The consolidation of RM Engineering resulted in increases of $1.0 million in assets and $398,000 in liabilities in the Company’s consolidated balance sheet and $3.1 million in revenue and $158,000 in net income in the consolidated statement of operations as of and for the year ended December 31, 2013.

The consolidation of RM Engineering resulted in increases of $848,433 in assets and $362,087 in liabilities in the Company’s consolidated balance sheet and $2.6 million in revenue and $26,147 in net income in the consolidated statement of operations as of and for the year ended December 31, 2012.

The consolidated financial statements through December 31, 2012 include the accounts of Digital Comm Inc.(“Digital”), in which the Company owned a 100% interest until September 13, 2012, and a 40% interest through December 31, 2012. The Company accounted for its 40% interest under the equity method of accounting through December 31, 2012.

These financial statements reflect all adjustments, consisting of only normal recurring accruals which are, in the opinion of management, necessary for a fair presentation of such statements. These financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expense during the reporting period.  Changes in estimates and assumptions are reflected in reported results in the period in which they become known.  Use of estimates includes the following: 1) valuation of derivative instruments and preferred stock, 2) allowance for doubtful accounts, 3) estimated useful lives of property and equipment, 4) valuation of contingent consideration, 5) revenue recognition related to certain contracts entered into by the Company accounted for using the percentage of completion method, 6) estimates related to deferred tax assets, 7) valuation of intangible assets and 8) goodwill impairment.

SEGMENT INFORMATION

The Company acquired six companies between January 1, 2012 and December 31, 2013. With each acquisition, the Company evaluated the newly-acquired company's sources of revenues and costs of revenues. During 2012, the Company had reported only one reporting segment.

Based on acquisitions made in 2013, the Company determined that it operates in two reportable operating segments -  as a specialty contractor and as a telecommunications staffing provider.  The specialty contracting segment provides engineering and professional consulting services and voice, data and optical solutions. The engineering, design, installation and maintenance services support the build-out and operation of enterprise, fiber optic, Ethernet and wireless networks.  The telecommunications staffing segment provides outsourced services to the wireless and wireline industry.

The Company’s two operating segments have been aggregated into one of the two reportable segments due to their similar economic characteristics, products, or production and distribution methods. One of the Company's reportable segments is telecommunication staffing, which consists of the ADEX entities. The other reportable segment is specialty contracting services, which is comprised of the remaining operating units, TNS, AWS, Tropical and RM Engineering.

Refer to Note 16. Segment Information for a detailed discussion on the change in reporting segments.

CASH

Cash consists of checking accounts and money market accounts.  The Company considers all highly-liquid investments purchased with an original maturity of three months or less to be cash.

ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS

Trade accounts receivable are recorded at the invoiced amount and do not bear interest.  Management reviews a customer’s credit history before extending credit.  The Company maintains an allowance for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments.  Estimates of uncollectible amounts are reviewed each period, and changes are recorded in the period in which they become known.  Management analyzes the collectability of accounts receivable each period.  This review considers the aging of account balances, historical bad debt experience, changes in customer creditworthiness, current economic trends, customer payment activity and other relevant factors.  Should any of these factors change, the estimate made by management may also change.  Allowance for doubtful accounts was $737,761 and $522,297 at December 31, 2013 and 2012, respectively.

BUSINESS COMBINATIONS

The Company accounts for its business combinations under the provisions of Accounting Standards Codification ("ASC") Topic 805-10, Business Combinations ("ASC 805-10"), which requires that the purchase method of accounting be used for all business combinations. Assets acquired and liabilities assumed, including non-controlling interests, are recorded at the date of acquisition at their respective fair values.  ASC 805-10 also specifies criteria that intangible assets acquired in a business combination must meet to be recognized and reported apart from goodwill. Goodwill represents the excess purchase price over the fair value of the tangible net assets and intangible assets acquired in a business combination.  Acquisition-related expenses are recognized separately from the business combinations and are expensed as incurred.  If the business combination provides for contingent consideration, the Company records the contingent consideration at fair value at the acquisition date and any changes in fair value after the acquisition date are accounted for as measurement-period adjustments if they pertain to additional information about facts and circumstances that existed at the acquisition date and that the Company obtained during the measurement period.  Changes in fair value of contingent consideration resulting from events after the acquisition date, such as earn-outs, are recognized as follows: 1) if the contingent consideration is classified as equity, the contingent consideration is not re-measured and its subsequent settlement is accounted for within equity, or 2) if the contingent consideration is classified as an asset or a liability, the changes in fair value are recognized in earnings.

The estimated fair value of net assets acquired, including the allocation of the fair value to identifiable assets and liabilities, was determined using Level 3 inputs in the fair value hierarchy (see Fair Value Measurements in Note 2). The estimated fair value of the net assets acquired was determined using the income approach to valuation based on the discounted cash flow method.  Under this method, expected future cash flows of the business on a stand-alone basis are discounted back to a present value.  The estimated fair value of identifiable intangible assets, consisting of customer relationships, the trade names and non-compete agreements acquired, also were determined using an income approach to valuation based on excess cash flow, relief of royalty and discounted cash flow methods.

The discounted cash flow valuation method requires the use of assumptions, the most significant of which include: future revenue growth, future earnings before interest, taxes, depreciation and amortization, estimated synergies to be achieved by a market participant as a result of the business combination, marginal tax rate, terminal value growth rate, weighted average cost of capital and discount rate.

The excess earnings method used to value customer relationships requires the use of assumptions, the most significant of which include: the remaining useful life, expected revenue, survivor curve, earnings before interest and tax margins, marginal tax rate, contributory asset charges, discount rate and tax amortization benefit.

The most significant assumptions under the relief of royalty method used to value tradenames include: estimated remaining useful life, expected revenue, royalty rate, tax rate, discount rate and tax amortization benefit.  The discounted cash flow method used to value non-compete agreements includes assumptions such as: expected revenue, term of the non-compete agreements, probability and ability to compete, operating margin, tax rate and discount rate.  Management, with the assistance of a third-party valuation specialist, has developed these assumptions on the basis of historical knowledge of the business and projected financial information of the Company.  These assumptions may vary based on future events, perceptions of different market participants and other factors outside the control of management, and such variations may be significant to estimated values.

GOODWILL AND INDEFINTITE LIVED INTANGIBLE ASSETS

Goodwill was generated through the acquisitions made by the Company during 2011, 2012 and 2013.  As the total consideration paid exceeded the value of the net assets acquired,  the Company recorded goodwill for each of the completed acquisitions (see Note 3. Acquisitions and Deconsolidation of Subsidiary).  At the date of acquisition,  the Company performed a valuation to determine the value of the intangible assets, along with the allocation of assets and liabilities acquired.  The goodwill is attributable to synergies and economies of scale provided to us by the acquired entity.

The Company performs its annual impairment test at the reportable segment level.  The two reporting segments are telecommunication staffing services and specialty contracting services.   Telecommunications staffing services is comprised of the ADEX entities, and specialty contracting services is comprised of TNS, Tropical, AW Solutions and RM Engineering.  The components within the specialty contracting reportable segment are each considered individual reporting units. These reporting units are aggregated to form one operating segment and reportable segment for financial reporting and for the evaluation of goodwill for impairment.  The telecommunications staffing reporting segment consists of one operating segment, which in turn consists of one reporting unit comprised of a single component.

The Company performs the impairment testing at least annually (at December 31) or at other times if we believe that it is more likely than not that there may be an impairment to the carrying value of its goodwill.  If it is more likely than not that goodwill impairment exists, the second step of the goodwill impairment test should be performed to measure the amount of impairment loss, if any.

The Company considered the results of an income approach and a market approach in determining the fair value of the reportable segments.  The Company evaluated the forecasted revenue using a discounted cash flow model for each of the reporting segments. The Company also noted no unusual cost factors that would impact operations based on the nature of the working capital requirements of the components comprising the reportable segments.  Current operating results, including any losses, are evaluated by the Company in the assessment of goodwill and other intangible assets. The estimates and assumptions used in assessing the fair value of the reporting units and the valuation of the underlying assets and liabilities are inherently subject to significant uncertainties.  Key assumptions used in the income approach in evaluating goodwill are forecasts for each of the reporting units revenue growth rates along with forecasted discounted free cash flows for each reporting unit, aggregated into each reporting segment. For the market approach, the Company used the guideline public company method, under which the fair value of a business is estimated by comparing the subject company to similar companies with publicly traded ownership interests. From these“guideline” companies, valuation multiples are derived and then applied to the appropriate operating statistics of the subject company to arrive at indications of value.

While the Company used available information to prepare estimates and to perform impairment evaluations, actual results could differ significantly from these estimates or related projections, resulting in impairment related to recorded goodwill balances.  Additionally, adverse conditions in the economy and future volatility in the equity and credit markets could impact the valuation of the Company's reporting units. The Company can provide no assurances that, if such conditions occur, they will not trigger impairments of goodwill and other intangible assets in future periods.

Events that could cause the risk for impairment to increase are the loss of a major customer or group of customers, the loss of key personnel and changes to current legislation that may impact the Company’s industry or its customers’ industries.  However, based on the Company’s assessment of these factors, the Company believes the increase in the risk of impairment to be relatively low as its relationships with key customers and personnel are in good standing and it is unaware of any adverse legislation that may have a negative impact on the Company or its customers.

Based on this review, the Company determined that there was no impairment as of December 31, 2013 and 2012, and as such, did not perform a step two analysis for impairment.

With regard to other long-lived assets and intangible assets with indefinite-lives, the Company follows a similar impairment assessment. The Company will assess the quantitative factors to determine if an impairment test of the indefinite-lived intangible asset is necessary. If the quantitative assessment reveals that it is more likely than not that the asset is impaired, a calculation of the asset’s fair value is made. Fair value is calculated using many factors, which include the future discounted cash flows as well as the estimated fair value of the asset in an arm’s-length transaction. As of December 31, 2013 and 2012, the results of the Company’s analysis indicated that no impairment existed.

REVENUE RECOGNITION

The Company's revenues are generated from two reportable segments, specialty contracting services and telecommunication staffing services.  The Company recognizes revenue only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed, and collectability of the resulting receivable is reasonably assured.

The specialty contracting services segment is comprised of TNS, Tropical, AW solutions and RM Engineering. Specialty contracting services revenues are derived from contracted services to provide technical engineering services along with contracting services to commercial and governmental customers. The contracts of TNS, Tropical and RM Engineering provide that payment for the Company's services may be based on either 1) direct labor hours at fixed hourly rates or 2) fixed-price contracts. The services provided under the contracts are generally provided within a month. Occasionally, the services may be provided over a period of up to six months.

AW Solutions recognizes revenue using the percentage of completion method.   Revenues and fees on these contracts are recognized specifically utilizing the efforts-expended method, which uses measures such as task duration and completion. The efforts-expended approach is an input method used in situations where it is more representative of progress on a contract than the cost-to-cost or the labor-hours methods. The Company uses labor hours as the basis for the percentage of completion calculation, which is measured principally by the percentage of labor hours incurred to date for each contract to the estimated total labor hours for each contract at completion. Provisions for estimated losses on uncompleted contracts, if any, are made in the period in which such losses are determined. Changes in job performance conditions and final contract settlements may result in revisions to costs and income, which are recognized in the period revisions are determined.

AW Solutions also generates revenue from service contracts with certain customers. These contracts are accounted for under the proportional performance method. Under this method, revenue is recognized in proportion to the value provided to the customer for each project as of each reporting date.

The revenues of the Company's telecommunication staffing service segment, which is comprised of the ADEX subsidiaries, are derived from contracted services to provide technical engineering and management solutions to large voice and data communications providers, as specified by their clients. The contracts provide that payments made for the Company's services may be based on either 1) direct labor hours at fixed hourly rates or 2) fixed-price contracts. The services provided under the contracts are generally provided within a month. Occasionally, the services may be provided over a period of up to four months. If it is anticipated that the services will span a period exceeding one month, depending on the contract terms, the Company will provide either progress billing at least once a month or upon completion of the clients' specifications. The aggregate amount of unbilled work-in-progress recognized as revenues was insignificant at December 31, 2013 and 2012.

The Company sometimes requires customers to provide a deposit prior to beginning work on a project. When this occurs, the deposit is recorded as deferred revenue and is recognized in revenue when the work is complete.

During 2013 and 2012, the Company did not recognize any revenue from cloud-based services.

LONG-LIVED ASSETS, INCLUDING DEFINITE-LIVED INTANGIBLE ASSETS

Long-lived assets, other than goodwill and other indefinite-lived intangibles, are evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through the estimated undiscounted future cash flows derived from such assets.

Definite-lived intangible assets primarily consist of non-compete agreements and customer relationships. For long-lived assets used in operations, impairment losses are only recorded if the asset's carrying amount is not recoverable through its undiscounted, probability-weighted future cash flows.  The Company measures the impairment loss based on the difference between the carrying amount and the estimated fair value.  When an impairment exists, the related assets are written down to fair value.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost and depreciated on a straight-line basis over their estimated useful lives.  Useful lives are: 3-7 years for vehicles; 5-7 years for equipment; 5 years for small tools; and 3 years for computer equipment. Maintenance and repairs are expensed as incurred and major improvements are capitalized.  When assets are sold or retired, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss is included in other income.

DEFERRED LOAN COSTS

Deferred loan costs are capitalized and amortized to interest expense using the effective interest method over the terms of the related debt agreements. The amount of amortization of deferred loan costs, which was recorded as interest expense, in the years ended December 31, 2013 and 2012 was $670,694 and $144,264, respectively.

CONCENTRATIONS

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and trade receivables. The Company maintains its cash balances with high-credit-quality financial institutions. Deposits held with banks may exceed the amount of insurance provided on such deposits. These deposits may be withdrawn upon demand and therefore bear minimal risk. The Company limits the amount of credit exposure through diversification and management regularly monitors the composition of its investment portfolio.

The Company provides credit to customers on an uncollateralized basis after evaluating client creditworthiness. The Company’s largest customer, Ericsson, Inc. and its affiliates, accounted for 41% and 33% of consolidated revenues for the years ended December 31, 2013 and 2012, respectively. In addition, amounts due from this customer represented 26% and 33% of trade accounts receivable as of December 31, 2013 and 2012, respectively.  A significant reduction in business from this significant customer or its failure to pay outstanding trade accounts receivable could have a material adverse effect on the Company’s results of operations and financial condition.

The Company’s customers in its specialty contracting services and telecommunications staffing services are located within the United States of America and Puerto Rico.  Revenues generated within the United States of America accounted for approximately 92% and 95% of consolidated revenues for the years ended December 31, 2013 and 2012, respectively.  Revenues generated from Puerto Rico accounted for approximately 8% and 5% of consolidated revenues for the years ended December 31, 2013 and 2012, respectively.

The Company has obligations contingent on the performance of its subsidiaries.  These contingent obligations, payable to the former owners of the subsidiaries, are based on metrics that contain escalation clauses.  The Company believes that the amounts recorded within the liabilities section of the consolidated balance sheets are indicative of fair value and are also considered the most likely payout of these obligations.  If conditions were to change, these liabilities could potentially impact the Company’s results of operations, financial condition and future cash flows.

COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Company is subject to various contingencies. The Company records any contingencies in the consolidated financial statements when it is probable that a liability will be incurred and the amount of the loss is reasonably estimable, or otherwise disclosed, in accordance with ASC Topic 450, Contingencies ("ASC 450"). Significant judgment is required in both the determination of probability and the determination as to whether a loss is reasonably estimable. In the event the Company determines that a loss is not probable, but is reasonably possible, and it becomes possible to develop what the Company believes to be a reasonable range of possible loss, then the Company will include disclosures related to such matter as appropriate and in compliance with ASC 450. To the extent there is a reasonable possibility that the losses could exceed the amounts already accrued, the Company will, when applicable, adjust the accrual in the period in which the determination is made, disclose an estimate of the additional loss or range of loss, indicate that the estimate is immaterial with respect to its financial statements as a whole or, if the amount of such adjustment cannot be reasonably estimated, disclose that an estimate cannot be made.

In March 2014, a complaint was filed in the United States District Court for the District of New Jersey against the Company, our Chairman of the Board and Chief Executive Officer, Mark Munro, The DreamTeamGroup and MissionIR, as purported securities advertisers and investor relations firms, and John Mylant, a purported investor and investment advisor. The complaint was purportedly filed on behalf of a class of certain persons who purchased the Company's common stock between November 5, 2013 and March 17, 2014. The complaint alleges violations by the defendants (other than Mark Munro) of Section 10(b) of the Exchange Act, and other related provisions in connection with certain alleged courses of conduct that were intended to deceive the plaintiff and the investing public and to cause the members of the purported class to purchase shares of the Company's common stock at artificially inflated prices based on untrue statements of a material fact or omissions to state material facts necessary to make the statements not misleading. The complaint also alleges that Mr. Munro and the Company violated Section 20 of the Exchange Act as controlling persons of the other defendants. The complaint seeks unspecified damages, attorney and expert fees, and other unspecified litigation costs.

The Company intends to dispute these claims and to defend this litigation vigorously.  However, due to the inherent uncertainties of litigation, the ultimate outcome of this litigation is uncertain. An unfavorable outcome in this litigation could materially and adversely affect the Company's business, financial condition and results of operations.

Currently, there is no other material litigation pending against the Company other than as disclosed in the paragraphs above. From time to time, the Company may become a party to litigation and subject to claims incident to the ordinary course of the Company's business. Although the results of such litigation and claims in the ordinary course of business cannot be predicted with certainty, the Company believes that the final outcome of such matters will not have a material adverse effect on the Company's business, results of operations or financial condition. Regardless of outcome, litigation can have an adverse impact on the Company because of defense costs, diversion of management resources and other factors.

DISTINGUISHMENT OF LIABILITIES FROM EQUITY

The Company relies on the guidance provided by ASC Topic 480, Distinguishing Liabilities from Equity, to classify certain redeemable and/or convertible instruments, such as the Company’s preferred stock.  The Company first determines whether a financial instrument should be classified as a liability.  The Company will determine the liability classification if the financial instrument is mandatorily redeemable, or if the financial instrument, other than outstanding shares, embodies a conditional obligation that the Company must or may settle by issuing a variable number of its equity shares.

Once the Company determines that a financial instrument should not be classified as a liability, the Company determines whether the financial instrument should be presented between the liability section and the equity section of the balance sheet (“temporary equity”).  The Company will determine temporary equity classification if the redemption of the preferred stock or other financial instrument is outside the control of the Company (i.e. at the option of the holder).  Otherwise, the Company accounts for the financial instrument as permanent equity.

Initial Measurement

The Company records its financial instruments classified as liability, temporary equity or permanent equity at issuance at the fair value, or cash received.

Subsequent Measurement

Financial instruments classified as liabilities

The Company records the fair value of its financial instruments classified as liabilities at each subsequent measurement date. The changes in fair value of its financial instruments classified as liabilities are recorded as other expense/income.

Temporary equity

At each balance sheet date, the Company reevaluates the classification of its redeemable instruments, as well as the probability of redemption. If the redemption amount of an instrument is probable or an instrument is currently redeemable, the Company records the instrument at its redemption value. Upon issuance, the initial carrying amount of a redeemable equity security is recorded at its fair value. If the instrument is redeemable currently at the option of the holder, it will be adjusted to its maximum redemption amount at each balance sheet date. If the instrument is not redeemable currently and it is not probable that the instrument will become redeemable, the instrument is recorded at its fair value. If it is probable the instrument will become redeemable, it will be recognized immediately at its redemption value. The resulting increases or decreases in the carrying amount of a redeemable instrument will be recognized as adjustments to additional paid-in capital. Changes in the fair value of redeemable securities will be reflected as an increase or decrease in net income or loss attributable to common stockholders on the consolidated statements of operations.

INCOME TAXES

The Company accounts for income taxes under the asset and liability method. This approach requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. Valuation allowances are established to reduce deferred tax assets when management estimates, based on available objective evidence, that it is more likely than not that the benefit will not be realized for the deferred tax assets. The Company, and its subsidiaries, conduct business, and file income, franchise or net worth tax returns, in thirty nine (39) states and the Commonwealth of Puerto Rico. The Company determines its filing obligations in a jurisdiction in accordance with existing statutory and case law.

Significant management judgment is required in determining the provision for income taxes, and in particular, any valuation allowance recorded against the Company’s deferred tax assets. Deferred tax assets are regularly reviewed for recoverability. The Company currently has significant deferred tax assets resulting from net operating loss carryforwards and deductible temporary differences, which should reduce taxable income in future periods. The realization of these assets is dependent on generating future taxable income.

In June 2006, the FASB issued ASC Topic 740, Income Taxes (“ASC Topic 740”) (formerly FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109) which prescribes a two-step process for the financial statement recognition and measurement of income tax positions taken or expected to be taken in an income tax return. The first step evaluates an income tax position in order to determine whether it is more likely than not that the position will be sustained upon examination, based on the technical merits of the position. The second step measures the benefit to be recognized in the financial statements for those income tax positions that meet the more likely than not recognition threshold. ASC Topic 740 also provides guidance on de-recognition, classification, recognition and classification of interest and penalties, accounting in interim periods, disclosure and transition. Penalties and interest, if incurred, would be recorded as a component of current income tax expense. As of December 31, 2013, and 2012, the Company has no accrued interest or penalties related to uncertain tax positions.

STOCK-BASED COMPENSATION

The Company accounts for stock-based compensation in accordance with ASC Topic 718, Compensation-Stock Compensation ("ASC Topic 718").  Under the fair value recognition provisions of this topic, stock-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as an expense on a straight-line basis over the requisite service period, based on the terms of the awards.  The Company adopted a formal stock option plan in December 2012 and it had not issued any options under the plan as of December 31, 2013.  The Company issued options prior to the adoption of this plan, but the amount was not material as of December 31, 2013.  Historically, the Company has awarded stock grants to certain of its employees and consultants that did not contain any performance or service conditions.  Compensation expense included in the Company’s consolidated statement of operations includes the fair value of the awards at the time of issuance. When common stock was issued, it was valued at the trading price on the date of issuance and was expensed as it was issued. All stock grants were fully vested in 2013 and 2012.

2012 PERFORMANCE INVENTIVE PLAN and EMPLOYEE STOCK PURCHASE PLAN

On November 16, 2012, the Company adopted its 2012 Equity Incentive Plan (the "Equity Incentive Plan") and its Employee Stock Purchase Plan (the "Stock Purchase Plan"). Both plans were established to attract, motivate, retain and reward selected employees and other eligible persons.  For the Equity Incentive Plan, employees, officers, directors and consultants who provide services to the Company or one of the Company’s subsidiaries may be selected to receive awards. A total of 2,000,000 shares of the Company’s common stock is authorized for issuance with respect to awards granted under the Equity Incentive Plan.  The number of authorized shares under the Equity Incentive Plan will automatically increase on the first trading day in January of each year (commencing with January 2014) by an amount equal to lesser of (i) 4% of the total number of outstanding shares of the Company’s common stock on the last trading day in December in the prior year, (ii) 2,000,000 shares, or (iii) such lesser number as determined by the Company’s board of directors. Any shares subject to awards that are not paid, delivered or exercised before they expire or are canceled or terminated, or fail to vest, as well as shares used to pay the purchase or exercise price of awards or related tax withholding obligations, will become available for other award grants under the Equity Incentive Plan.  As of December 31, 2013 and 2012, no awards had been granted under the Equity Incentive Plan, and the full number of shares authorized under the Equity Incentive Plan was available for award purposes.

The Stock Purchase Plan is designed to allow the Company’s eligible employees and the eligible employees of the Company’s participating subsidiaries to purchase shares of the Company’s common stock, at semi-annual intervals, with their accumulated payroll deductions.  A total of 500,000 shares of the Company’s common stock was initially available for issuance under the Stock Purchase Plan.  The share limit will automatically increase on the first trading day in January of each year (commencing with January 2014) by an amount equal to lesser of (i) 1% of the total number of outstanding shares of the Company’s common stock on the last trading day in December in the prior year, (ii) 500,000 shares, or (iii) such lesser number as determined by the Company’s board of directors.  As of December 31, 2013 and 2012, no shares had been purchased under the Stock Purchase Plan.

NET LOSS PER SHARE

Basic loss per common share is computed based on the weighted average number of shares outstanding during the period.  Diluted loss per share is computed in a manner similar to the basic loss per share, except that the weighted-average number of shares outstanding is increased to include all common shares, including those with the potential to be issued by virtue of warrants, options, convertible debt and other such convertible instruments.  Diluted earnings per share contemplates a complete conversion to common stock of all convertible instruments only if they are dilutive in nature with regards to earnings per share.  As the Company incurred net losses for all periods, basic loss per share and diluted loss per share were the same.

The anti-dilutive shares of common stock outstanding at December 31, 2013 and 2012 were as follows:

	December 31,
	2013	2012

Series A Preferred Stock	-	160,000
Series B Preferred Stock	-	18,080,050
Series C Preferred Stock	-	13,560,038
Series D Preferred Stock	-	194,560
Series E Preferred Stock	-	5,119,460
Series F Preferred Stock	-	1,047,319
Series G Preferred Stock	-	-
Series H Preferred Stock	-	2,345,548
Series I Preferred Stock	-	1,135,647
Warrants	681,200	8,614,274
Convertible Debenture	2,039,858	-
	2,721,058	50,256,896

FAIR VALUE OF FINANCIAL INSTRUMENTS

ASC Topic 820 "Fair Value Measurements and Disclosures" ("ASC Topic 820") provides a framework for measuring fair value in accordance with generally accepted accounting principles.

ASC Topic 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) an entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).

The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC Topic 820 are described as follows:

●	Level 1— Unadjusted quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.

●
Level 2— Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability; and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3— Inputs that are unobservable for the asset or liability.

The following section describes the valuation methodologies that the Company used to measure, for disclosure purposes, its financial instruments at fair value.

Debt

The fair value of the Company’s debt, which approximates the carrying value of the Company's debt, as of December 31, 2013 and December 31, 2012 was estimated at $31.6 million and $21.2 million, respectively. Factors that the Company considered when estimating the fair value of its debt include market conditions, liquidity levels in the private placement market, variability in pricing from multiple lenders and term of debt. The level of the debt would be considered as level 2.

Additional Disclosures Regarding Fair Value Measurements

The carrying value of cash, accounts receivable and accounts payable approximate their fair value due to the short-term maturity of those items.

Preferred Stock

The Company used the Option-Pricing Method backsolve ("OPM backsolve") method to determine the fair value of its preferred stock at December 31, 2012. The OPM backsolve method derives the implied equity value for the Company from a transaction involving the Company's preferred securities issued on an arms-length basis. The Company used assumptions, including exercise price, risk free rate, expected term of liquidity, volatility, dividend yield and solved for the value of equity such that value for the most recent financing equals the amount paid. The OPM backsolve method treats convertible preferred stock, common stock, options and warrants as series of call options on the total equity value of a company, with exercise price based on the liquidation preference of the convertible preferred stock. Therefore, the common stock has value only if the funds available for distribution to the stockholders exceed the value of the liquidation preference at the time of a liquidity event, such as a merger, sale or initial public offering, assuming the company has funds available to make a liquidation preference meaningful and collectible by the stockholders. The OPM backsolve method uses the Black-Scholes option-pricing model to price the call options. The Company obtained an appraisal from a third party to assist in the computation of such values. The fair value of the Company's preferred stock at issuance is classified as Level 3 within the Company's fair value hierarchy.

During 2013, in connection with the sale of the Company's ERFS subsidiary, the Company received from the buyer, all outstanding shares of Series I Preferred Stock, and subsequently retired all of the Series I Preferred Stock. Prior to the transaction, the Company used the option pricing method to determine the fair value of the Series I Preferred Stock.

As of December 31, 2013, the Company had no outstanding preferred stock.

Contingent Consideration

The fair value of the Company’s contingent consideration is based on the Company’s evaluation as to the probability and amount of any earn-out that will be achieved based on expected future performance by the acquired entity. The Company utilizes a third-party valuation firm to assist in the calculation of the contingent consideration at the acquisition date. The Company evaluates the forecast of the acquired entity and the probability of earn-out provisions being achieved when it evaluates the contingent consideration  at initial acquisition date and at each reporting period. The amount of contingent consideration is measured at each reporting period and adjusted as necessary.

Derivative Warrant Liabilities

MidMarket Derivative Warrants

The Company used the Black-Scholes option-pricing model to determine the fair value of the derivative liability related to warrants issued in 2012 to the lenders under the MidMarket loan agreement and the put and effective price of future equity offerings of equity-linked financial instruments. The Company derived the fair value of warrants using the common stock price, the exercise price of the warrants, the risk-free interest rate, the historical volatility, and the Company's dividend yield. The Company does not have sufficient historical data to use its historical volatility; therefore the expected volatility is based on the historical volatility of comparable companies. The Company developed scenarios to take into account estimated probabilities of future outcomes. The fair value of the warrant liabilities is classified as Level 3 within the Company's fair value hierarchy.

At December 31, 2013 and 2012, the amount of the derivative liability for the warrants issued to its lender, MidMarket Capital, in 2012 under the Company's term loan facility was computed using the Black-Scholes Option pricing model.  The change in the fair value of derivative balance was recorded as a loss of $3,246,313 and a gain of $33,593 on the consolidated statements of operations for the years ended December 31, 2013 and 2012, respectively.

In connection with the valuation of the warrants issued in 2012, the Company believed the common stock price had not fully adjusted for the potential future dilution from the private placements of preferred stock completed in 2011 through 2012, primarily due to the trading restrictions on the unregistered shares of common stock issued and issuable from the conversion of debt and warrants, certain conversion restrictions, and the anti-dilution adjustment features of the warrants. Therefore, the Company used a common stock price implied by a recent preferred stock financing transaction that was consummated on an arms-length basis. In the OPM backsolve method, the valuation resulted in a model-derived common stock value ranging from $0.012 to $0.08 per share. In the second quarter of 2013, the Company determined that the use of the trading price of the Company’s common stock was more indicative of the fair value of the common stock and the Company began using the traded price of its common stock to determine fair value. The Company determined the anti-dilution rights of the warrants were immaterial based on the various outcomes derived from the scenarios developed. The Company will continue to classify the fair value of the warrants as a liability until the warrants are exercised, expire or are amended in a way that would no longer require the warrants to be classified as a liability.

ICG Derivative Warrants

For the warrants issued to ICG in April 2013, August 2013 and October 2013, the Company used the binomial method to derive the fair value of the warrants.

The Company issued warrants to one of its lenders, ICG USA, LLC ("ICG"), in April 2013, August 2013 and October 2013.  On April 26, 2013, the date on which the warrants were first issued, the Company recorded a derivative liability in the amount of $140,000. On August 28, 2013, when the second group of warrants was issued, the Company recorded a derivative liability in the amount of $35,000. These amounts were recorded as debt discounts and are being amortized over the life of the related term loan.  On October 30, 2013, when the third group of warrants was issued, the Company recorded a derivative liability in the amount of $19,000.

In December 2013, ICG exercised all of the warrants on a cashless basis and received 138,396 shares of common stock.

The fair value of the Company’s financial instruments carried at fair value at December 31, 2013 and 2012 were as follows:

FAIR VALUE OF FINANCIAL INSTRUMENTS

Liabilities measured at fair value on a recurring basis at December 31, 2013 and 2012 consisted of:

	Fair Value Measurements at Reporting Date Using
	Quoted Prices
	in Active	Significant Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)
	December 31, 2013
Liabilities:
Warrant derivatives	$-	$-	$19,877,723
Long term contingent consideration	-	-	1,614,882
Contingent consideration	-	-	4,513,937

Total liabilities at fair value	$-	$-	$26,006,542

	December 31, 2012
Liabilities:
Warrant derivatives	$-	$-	$33,593
Long term contingent consideration	-	-	557,933
Contingent consideration	-	-	4,624,367

Total liabilities at fair value	$-	$-	$5,215,893

The following table provides a summary of changes in fair value of the Company’s Level 3 financial instruments for the years ended December 31, 2013 and 2012.

Amount
Balance as of December 31, 2011	$180,164

Change in fair value of derivative	(198,908)
Warrant derivatives fair value on date of issuance	193,944
Fair value of long term consideration recorded at date of acquisition	557,933
Fair value of contingent consideration recorded at date of acquisition	4,482,760
Balance as of December 31, 2012	$5,215,893

Change in fair value of warrant derivative	14,156,361
Warrant derivatives fair value and fair value of conversion feature on date of issuance	6,814,000
Change in fair value of contingent consideration	3,131,130
Settlement of derivative liabilities	(6,185,478)
Fair value of long term consideration recorded at date of acquisition	932,051
Fair value of contingent consideration recorded at date of acquisition	1,942,585
Balance December 31, 2013	$26,006,542

RECLASSIFICATIONS

Certain 2012 activities and balances were reclassified to conform to classifications used in the current period.